UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code      215-698-5100

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

�   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

�   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

�   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

�   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

Item 2.02  Results of Operations and Financial Condition

On May 5, 2009, Crown Holdings, Inc. (the "Company" or "Crown") filed a current report on Form 8-K reflecting the requirements of SFAS No. 160 (“FAS 160”), “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51.”  FAS 160 changed the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity.  FAS 160 required retrospective adoption of the presentation and disclosure requirements for existing minority interests.  All other requirements of FAS 160 will be applied prospectively.  The financial statements included in this report are presented in accordance with FAS 160 and all prior period information has been retrospectively adjusted.  This information is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following is furnished as an exhibit to this Report.

23   Consent of PricewaterhouseCoopers LLP

99  Certain Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Senior Vice President and Corporate Controller

Dated:  May 5, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

23.	Consent of PricewaterhouseCoopers LLP

99.	Certain Financial Information